Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of FinWise Bancorp (the “Company”) for the period ending December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:
(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
The foregoing certification is being furnished solely pursuant to the requirements of 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

FINWISE BANCORP

Date:	March 26, 2025	By:	/s/ Kent Landvatter
Kent Landvatter
Chief Executive Officer

Date:	March 26, 2025	By:	/s/ Robert Wahlman
Robert Wahlman
Executive Vice President and Chief Financial Officer